UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2023

First Internet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

8701 E. 116th Street	46038
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

In connection with the publication of its results of operations for the first quarter ended March 31, 2023, First Internet Bancorp (the “Company”) previously announced a partial charge-off of $4.7 million resulting from adverse developments regarding a single commercial and industrial participation loan. As a result of new information delivered to us after those results were published, including terms of a now pending loan restructuring and payoff, we determined on May 3, 2023, that it was appropriate to recognize an additional partial charge-off of $2.2 million, for a total impairment of $6.9 million, inclusive of the previously announced charge-off. We expect First Internet Bank (the “Bank”) will receive payment for the remaining balance of the participation loan during May 2023.

After accounting for the additional partial charge-off, our net loss for the first quarter was $3.0 million and diluted loss per share was $0.33. As of March 31, 2023, shareholders’ equity was $355.6 million, tangible shareholders’ equity was $350.9 million, book value per common share was $39.76, and tangible book value per common share was $39.23. Our ratio of total shareholders’ equity to assets was 7.53%, and our ratio of tangible common equity to tangible assets was 7.44%.

Item 2.06 Material Impairments

The information set forth in Item 2.02 above regarding the material impairment resulting from the additional partial charge-off of the participation loan is incorporated into this Item 2.06 by reference. We do not expect any future cash expenditures related to the impairment.

Item 7.01 Regulation FD Disclosure

Reaffirming Financial Strength

In light of recent developments in the banking industry, the following provides updated information regarding recent results of operations and financial condition:
•Deposit balances totaled $3.8 billion as of April 30, 2023, up $182.2 million, or 5.0%, from March 31, 2023.
•No unusual deposit outflows through May 3, 2023.
•Current cash and unused borrowing capacity represents 159% of adjusted uninsured deposits.
•The loans to deposits ratio as of April 30, 2023 was 95.5%, down from 99.6% as of March 31, 2023.
•Other than the additional partial charge-off discussed above, credit quality remains sound. As of April 30, 2023:
◦Nonperforming loans to loans was 0.26%; and
◦Nonperforming assets to total assets was 0.19%.

Non-GAAP Financial Measures

This report contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share and tangible common equity to tangible assets, are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in following table.

Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data

Three Months Ended March 31, 2023
Total equity – GAAP	$355,572
Adjustments:
Goodwill	(4,687)
Tangible common equity	$350,885

Total assets – GAAP	$4,721,319
Adjustments:
Goodwill	(4,687)
Tangible assets	$4,716,632

Common shares outstanding	8,943,477

Book value per common share	$39.76
Effect of goodwill	(0.53)
Tangible book value per common share	$39.23

Total shareholders’ equity to assets	7.53%
Effect of goodwill	(0.09%)
Tangible common equity to tangible assets	7.44%

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements including statements with respect to the expected resolution of the participation loan, accounting for the same, and future cash expenditures. Forward-looking statements are generally identifiable by the use of words such as “believe,” “during”, “expect,” “may,” “pending,” “will” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, SBA, and franchise finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the anticipated impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this report, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

The information contained in Items 2.02 and 7.01 above is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the

Exchange Act or Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 4, 2023

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer